EXHIBIT (I)

                                     CONSENT

                                       OF

                      PAUL, HASTINGS, JANOFSKY & WALKER LLP

                  We consent to the reference to our firm under the heading "Counsel" in Amendment No. 24 to the Registration Statement on Form N-1A of The Gabelli Westwood Funds as filed with the Securities and Exchange Commission on January 29, 2002.

                                    /S/ PAUL, HASTINGS, JANOFSKY & WALKER LLP

                                    PAUL, HASTINGS, JANOFSKY & WALKER LLP


New York, New York
January 29, 2002